June 14, 2002

         SUPPLEMENT TO THE JANUARY 28, 2002 CLASS A, CLASS B AND CLASS C
                PROSPECTUS FOR PIONEER SCIENCE & TECHNOLOGY FUND

The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of Thomas A. Crowley, a vice president of Pioneer. Mr. Crowley is supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Crowley may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Crowley joined Pioneer in 1996 as an analyst. Prior to joining Pioneer, Mr. Crowley was an electrical engineer for GTE from 1989 to 1996. John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Crowley and the domestic equity team. Mr. Carey joined Pioneer as an analyst in 1979.












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                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds